Janus Detroit Street Trust

Janus Henderson SG Global Quality Income ETF

Supplement dated April 19, 2018 to Currently Effective Prospectus and

Statement of Additional Information (“SAI”)

The Board of Trustees of Janus Detroit Street Trust (the “Trust”) approved a plan to liquidate and terminate Janus Henderson SG Global Quality Income ETF (the “Fund”), effective on or about May 23, 2018 (the “Liquidation Date”). After the close of business on or about May 17, 2018, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on or about May 18, 2018. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about May 25, 2018. Termination of the Fund is expected to occur as soon as practicable following the liquidation.

Prior to and through the close of trading on The NASDAQ Stock Market LLC (“NASDAQ”) on May 17, 2018, the Fund will undertake the process of closing down and liquidating its portfolio. This process may result in the Fund holding cash and securities that may not be consistent with its investment objective and strategies. During this period, the Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on May 18, 2018 and the Liquidation Date, because shares will not be traded on NASDAQ, there may not be a trading market for the Fund’s shares.

Shareholders may sell shares of the Fund on NASDAQ until the market close on May 17, 2018 and may incur typical transaction fees from their broker-dealer. Shares held as of the close of business on the Liquidation Date will be automatically liquidated for cash at the current net asset value. Proceeds of the liquidation will be paid through the broker-dealer with whom you hold shares of the Fund. Shareholders will generally recognize a capital gain or loss on the liquidation proceeds. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the liquidation payments. Any payment of dividends or other distributions is expected to be paid on or about May 23, 2018. Please consult your tax advisor about the potential tax consequences.

After the Liquidation Date, all references to the Fund will be deemed to have been removed from the SAI.

Please retain this Supplement with your records.